UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 8, 2008 (May 6, 2008)

Eagle Bulk Shipping Inc.

(Exact Name of Registrant as Specified in its Charter)

Marshall Islands

(State or Other Jurisdiction of Incorporation)

000-51366 (Commission File Number)	98-0453513 (I.R.S. Employer Identification No.)

477 Madison Avenue New York, New York (Address of Principal Executive Offices)	10022 (Zip Code)

(212) 785-2500
(Registrant’s telephone number, including area code)

None
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.	Results of Operations and Financial Condition.

On May 6, 2008, Eagle Bulk Shipping Inc. (the “Company”) issued a press release (the “Earnings Press Release”) announcing its financial results for the first quarter ended March 31, 2008. A copy of the Earnings Press Release is being furnished as Exhibit 99.1 to this current report on Form 8-K and is incorporated herein by reference.

On May 7, 2008, the Company held a conference call to discuss the contents of the Earnings Press Release. Copies of the slides presented during the call (the “Slide Presentation”) and the transcript of the call (the “Transcript”) are being furnished as Exhibits 99.3 and 99.4 to this current report on Form 8-K and are incorporated herein by reference.

Statements made in the Earnings Press Release, Slide Presentation and Transcript which are not historical are forward-looking statements that reflect management’s current views with respect to future events and financial performance and may include statements concerning plans, objectives, goals, strategies, future events or performance, and underlying assumptions and other statements, which are other than statements of historical fact. Such statements are subject to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. See “Forward-Looking Statements” in the Earnings Press Release and Slide Presentation.

In accordance with General Instruction B.2 to the Form 8-K, the information under this Item 2.02 and the Earnings Press Release, Slide Presentation and Transcript attached as Exhibits 99.1, 99.3 and 99.4, respectively, shall be deemed to be “furnished” to the Securities and Exchange Commission (the “SEC”) and not be deemed to be “filed” with the SEC for purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that section.

Item 7.01.	Regulation FD Disclosure.

On May 7, 2008, the Company issued a press release. A copy of the press release is being furnished as Exhibit 99.2 to this current report on Form 8-K and is incorporated herein by reference.

In accordance with General Instruction B.2 to the Form 8-K, the information under this Item 7.01 and the press release attached as Exhibit 99.2 shall be deemed to be “furnished” to the SEC and not be deemed to be “filed” with the SEC for purposes of Section 18 of the Exchange Act or otherwise subject to the liabilities of that section.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description
99.1	Press Release dated May 6, 2008.
99.2	Press Release dated May 7, 2008.
99.3	Slide Presentation dated May 7, 2008.
99.4	Transcript of conference call held on May 7, 2008.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EAGLE BULK SHIPPING INC.
By:	/s/ Alan S. Ginsberg
Name:	Alan S. Ginsberg
Title:	Chief Financial Officer

Date: May 8, 2008

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release dated May 6, 2008.
99.2	Press Release dated May 7, 2008.
99.3	Slide Presentation dated May 7, 2008.
99.4	Transcript of conference call held on May 7, 2008.